GLOBAL MARINE INC.
                   CURRENT REPORT ON FORM 8-K
                       DATED JULY 7, 1997
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                       INDEX TO EXHIBITS



EXHIBIT

99.1 Memorandum of Agreement dated July 1, 1997, between Live Oak
     Company Limited as seller and Global Marine Drilling Company as buyer pertaining to the sale of the semisubmersible drilling rig "Maersk Vinlander."

99.2 Memorandum of Agreement dated July 1, 1997, between a partnership between Aktieselskabet Dampskibsselskabet
     Svendborg and Dampskibsselskabet af 1912, Aktieselskab as seller and Global Marine Drilling Company as buyer pertaining to the sale of the semisubmersible drilling rig "Maersk
     Jutlander."